EXHIBIT 10.1
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is being entered into as of September 11, 2005, by and among eBay Inc., a Delaware corporation (the “Purchaser”), and the persons listed on Schedule 1 hereto (the “Investors”). The Investors and the Purchaser are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.” Certain capitalized terms used in this Agreement are defined in Exhibit A.
Recitals
     Whereas, pursuant to that certain Sale and Purchase Agreement of even date (the “Purchase Agreement”), among the Purchaser, Skype Technologies S.A. and the Investors, the Purchaser is issuing shares of its common stock to the Investors; and
     Whereas, in connection with the transactions contemplated by the Purchase Agreement, the Purchaser has agreed to register, under the Securities Act, the resale of the Registrable Shares and to grant certain other rights to the Investors.
Agreement
     The Parties, intending to be legally bound, agree as follows:
     1. Registration of the Registrable Shares; Compliance With the Securities Act.
          1.1. Registration Procedures. The Purchaser shall:
               (a) prepare and file with the SEC, on or prior to the later of December 15, 2005 or the date on which any historical and pro forma financial statements required to be filed by the Purchaser with the SEC in connection with the transactions contemplated by the Purchase Agreement have been filed with the SEC (but in no event later than 75 days following Completion, as defined in the Purchase Agreement), a shelf registration statement (the “Registration Statement”) on Form S-3 or other available forms to enable the resale of the Registrable Shares by the Investors from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act through the automated quotation system of the Nasdaq National Market or such other market as may be the principal market on which the Purchaser Common Stock is quoted or listed, or in any other manner reasonably requested by the Investors;
               (b) use all reasonable efforts to cause the Registration Statement to become effective as soon as practicable after the Registration Statement is filed by the Purchaser;
               (c) to the extent applicable, use all reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus forming part thereof (the “Prospectus”) as may be necessary to keep the Registration Statement current and effective until the earlier of: (i) two years following the date on which the Registration Statement first becomes effective; or (ii) the date on which all of the Registrable Shares may be sold pursuant to Rule 144 under the Securities Act (“Rule 144”) without regard to any volume limitations;
               (d) take such reasonable action as may be necessary so that: (i) the Registration Statement and the Prospectus and any amendments or supplements thereto (and each report or other document incorporated therein by reference) comply in all material respects with the Securities Act and the Exchange Act; (ii) the Registration Statement and any amendment thereto do not, when they become effective, contain an untrue statement (as defined below) of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus, and any amendment or supplement to the Prospectus, does not, as of its date, include an untrue statement (as defined below) of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
               (e) furnish to the Investors such number of copies of the Registration Statement, the Prospectus, preliminary prospectuses, prospectus supplements or periodic or current reports incorporated into such Registration Statement identifying the Investors as selling stockholders (an “Identifying Report”), as applicable in conformity with the requirements of the Securities Act and such other documents as the Investors may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Investors;
               (f) take all reasonable actions necessary to ensure that the Registrable Shares are listed and available for quotation on The Nasdaq National Market or such other market as may be the principal market on which the Purchaser Common Stock is quoted or listed;
               (g) to the extent necessary to properly sell any Registrable Shares under the Registration Statement, deliver to each Investor, without charge, as many copies of the Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Investor may reasonably request in order to permit the offering and sale of the Registrable Shares, but only while the Purchaser shall be required under the provisions hereof to cause the Registration Statement to remain effective, and the Purchaser consents (except during a suspension period permitted by this Agreement) to the use of the Prospectus or any amendment or supplement thereto by the Investor in connection with the offering and sale of the Registrable Shares covered by the Prospectus or any amendment or supplement thereto in accordance with the terms hereof;
               (h) prior to any offering of Registrable Shares pursuant to the Registration Statement, use all reasonable efforts to register or qualify or cooperate with the Investors and their respective counsel in connection with the registration or qualification of such Registrable Shares for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any Investor reasonably requests in writing and to keep such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to do all other acts or things reasonably necessary or advisable to enable the disposition in such distributions of the securities covered by the Registration Statement; provided, however, that the Purchaser will not be required to: (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, but for this paragraph (h); (ii) subject itself to general taxation in any such jurisdiction; or (iii) file a general consent to service of process in any such jurisdiction;
               (i) comply with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered pursuant to the Registration Statement and, to the extent applicable, make generally available to its securities holders, as soon as reasonably practicable, earnings statements satisfying the provisions of Section 11(a) of the Securities Act;
               (j) use all reasonable efforts to cause all Registrable Shares covered by the Registration Statement to be registered with or approved by such Governmental Entities as may be necessary in the written opinion of counsel to the Purchaser and counsel to an Investor to enable the Investor to consummate the disposition of such Registrable Shares;
               (k) cooperate with each Investor to facilitate the timely preparation and delivery of certificates representing Registrable Shares sold pursuant to the Registration Statement, and provide the transfer agent with certificates for such Registrable Shares that are in a form that does not contain any restrictive legend;
               (l) notify the Investors promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and
               (m) bear all expenses (exclusive of underwriting discounts and commissions and fees and expenses of counsel to any Investor) in connection with the procedures in paragraph (a) through (l) of this Section 1.1 and the registration of the Registrable Shares pursuant to the Registration Statement; and
               (n) use all reasonable efforts to take all other reasonable steps necessary to effect the resale of the Registrable Shares.
          1.2. Investor Obligations.
               (a) In connection with the Registration Statement referred to in Section 1.1, each Investor shall: (i) furnish such information as the Purchaser may reasonably request in connection with the preparation of the Registration Statement and the Prospectus, any prospectus supplement or Identifying Report in order to permit the Purchaser to comply with all applicable securities laws and requirements of the SEC; and (ii) complete, execute, acknowledge and/or deliver such questionnaires and other documents, certificates and instruments as are reasonably required by the Purchaser in connection with any offering under this Agreement.
               (b) Each Investor shall promptly notify the Purchaser of any changes known to such Investor in the information set forth in the Registration Statement and the Prospectus, any prospectus supplement or Identifying Report regarding such Investor or its plan of distribution. No Investor shall use, distribute or otherwise disseminate any free writing prospectus, as defined in Rule 405 under the Securities Act, in connection with the sale of Registrable Shares under the Registration Statement, without the prior written consent of the Purchaser.
               (c) Upon receipt of any Suspension Notice (as defined below), each Investor shall immediately discontinue disposition of the Registerable Shares pursuant to the Registration Statement covering such shares until the Investor receives copies of the supplemented or amended prospectus contemplated by Section 1.3(c) or until the Investor is advised in writing by the Purchaser that the Suspension (as defined below) is no longer in effect, and, if so directed by the Purchaser, deliver to the Purchaser all copies of the Prospectus and any prospectus supplement or Identifying Report covering such Registerable Shares in such Investor’s possession at the time of receipt of such notice.

          1.3. Amendments to Registration Statement; Suspension; Sales of Registrable Shares under the Registration Statement.
               (a) Except in the event that Section 1.3(b) or 1.3(c) applies, the Purchaser shall: (i) if required under applicable law, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement or amendment to the Prospectus or any prospectus supplement or a supplement or amendment to any document incorporated therein by reference or file any other required report or document so that neither such Registration Statement nor prospectus, as amended or supplemented, will contain an untrue statement (as defined below) of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investors with copies of any documents filed pursuant to this Section 1.3(a); and (iii) inform the Investors that the Purchaser has complied with its obligations in this Section 1.3(a) (or that, if the Purchaser has filed a post-effective amendment to the Registration Statement which has not yet become or been declared effective, the Purchaser will notify the Investors to that effect, will use all reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as practicable and will promptly notify the Investors pursuant to this Section 1.3(a) when the amendment has become effective).
               (b) The Purchaser shall not be obligated to effect a registration pursuant to Section 1.1, or to file any amendment to the Registration Statement (or any report incorporated therein) or any or supplement or amendment to the Prospectus or any prospectus supplement, and may suspend the Investors’ rights to make sales pursuant to an effective registration pursuant to Section 1.1, at any time when the Purchaser, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof, or the offering of securities pursuant thereto, would: (i) materially and adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals related thereto; or (ii) be seriously detrimental to the Purchaser and its stockholders, in which event (under clause (i) or (ii) above) the Purchaser shall have the right to defer filing of a registration statement and prospectus or prospectus supplement or Identifying Report (or to suspend the Investors’ rights to make sales pursuant to an effective registration pursuant to Section 1.1) for a period of not more than 30 days; provided, however, that the Purchaser shall not utilize the right described in this Section 1.3(b) on more than two occasions of not more than sixty days in any twelve month period.
               (c) In the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Purchaser of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) of any event or circumstance which, upon the advice of Purchaser’s counsel, necessitates the making of any changes in the Registration Statement, prospectus or any prospectus supplement, or any document incorporated or deemed to be incorporated therein by reference, so that neither the Registration Statement nor the Prospectus or, if applicable, prospectus supplement will contain any untrue statement (as defined below) of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (v) of any event or circumstance of the type described in Section 1.3(b), then the Purchaser shall promptly deliver a certificate in writing to the Investors (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, each Investor will refrain from selling any Registrable Shares pursuant to the Registration Statement (a “Suspension”) until such Investor’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Purchaser, or until it is advised in writing by the Purchaser that the Suspension is no longer in effect.
               (d) Provided that a Suspension is not then in effect, each Investor may sell the Registrable Shares under the Registration Statement as long as, to the extent required by law, it arranges for delivery of a current prospectus and, if applicable, prospectus supplement or report, to the transferee of such Registrable Shares.
               (e) In the event of a sale of any Registrable Shares by an Investor pursuant to the Registration Statement, such Investor shall deliver to the Purchaser’s transfer agent, with a copy to the Purchaser, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit B so that the Registrable Shares may be properly transferred. Assuming timely delivery to the Purchaser’s transfer agent of one or more stock certificates representing the Registrable Shares in proper form for transfer and assuming compliance by the Investor with the terms of this Agreement, the Purchaser’s transfer agent will issue and make appropriate delivery of one or more stock certificates in the name of the buyer so as to permit timely compliance by the Investor with applicable settlement requirements.
          1.4. Assignment of Registration Rights. Any rights referred to in Section 1 may be assigned (but only with all related obligations) by an Investor to an affiliate of such Investor, provided that: (a) the Purchaser is, within a reasonable time prior to such assignment, furnished with written notice of the name and address of such assignee and the securities with respect to which such registration rights are being assigned; and (b) such assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.
          1.5. Indemnification.
               (a) For the purpose of this Section 1.5: (i) the term “Selling Stockholder” shall include each Investor and each Person, if any, who controls such Investor within the meaning of Section 15 of the Securities Act, including any officer, director, employee, trustee or affiliate of such Investor; (ii) the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement; and (iii) the term “untrue statement” shall include any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
               (b) The Purchaser shall indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages, liabilities and expenses to which such Selling Stockholders may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages, liabilities and expenses (or actions or proceedings in respect thereof) arise out of, or are based upon: (i) any untrue statement; (ii) any failure by the Purchaser to fulfill any undertaking included in the Registration Statement; or (iii) any violation by the Purchaser of any law, rule or regulation, and the Purchaser shall reimburse such Selling Stockholders for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Purchaser shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in reliance upon and in conformity with written information furnished to the Purchaser by or on behalf of any Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of the Selling

Stockholder to comply with its covenants and agreements contained in this Agreement respecting the sale of the Registrable Shares.
               (c) Each Investor shall indemnify and hold harmless the Purchaser (and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act, each officer of the Purchaser who signs the Registration Statement and each director of the Purchaser) from and against any losses, claims, damages, liabilities and expenses to which the Purchaser (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages, liabilities and expenses (or actions or proceedings in respect thereof) arise out of, or are based upon: (i) any failure by such Investor to comply with the covenants and agreements contained in this Agreement respecting the sale of the Registrable Shares; or (ii) any untrue statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement, and such Investor shall reimburse the Purchaser (or such officer, director or controlling person), as the case may be, for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, to the extent, but only to the extent, that such untrue statement is contained in any written information furnished to the Purchaser by or on behalf of any Selling Stockholder specifically for inclusion in the Registration Statement; provided, however, that such Investor’s obligation to indemnify the Purchaser shall be limited to the net proceeds received by such Investor from the sale of the Registrable Shares.
               (d) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action or proceeding in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 1.5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action or proceeding, but the failure to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 1.5 (except to the extent that such failure affects the indemnifying person’s ability to defend such action or proceeding) or from any liability otherwise than under this Section 1.5. Subject to the provisions hereinafter stated, in case any such action or proceeding shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (but only for so long as such indemnifying person is pursuing such defense in a reasonable manner), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified persons. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action or proceeding unless the indemnifying person shall have approved the terms of such settlement; provided, however, that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened claim, action or proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such claim, action or proceeding.
               (e) If the indemnification provided for in this Section 1.5 is unavailable to or insufficient to hold harmless an indemnified person under Sections 1.5(b) or 1.5(c) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Purchaser on the one hand and the Investor, on the other, in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Purchaser on the one hand or an Investor or other Selling Stockholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Purchaser and each Investor agree that it would not be just and equitable if contribution pursuant to this Section 1.5(e) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 1.5(e). Notwithstanding the provisions of this Section 1.5(e), no Investor shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Investor from the sale of the Registrable Shares to which such loss, claim, damage or liability relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     2. Rule 144. The Purchaser shall use all reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC hereunder, all from time to time to enable each Investor to sell the Registrable Shares owned by it without registration under the Securities Act pursuant to the exemption provided by Rule 144, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the SEC).
     3. Miscellaneous
          3.1. Notices. A notice under this Agreement shall only be effective if it is in writing. Faxes are permitted. Notices under this Agreement shall be sent to the addresses set forth below, provided that the Purchaser may change its notice details on giving notice to the Investors (and any Investor may change its notice details on giving notice to the Purchaser) of the change in accordance with this clause (which notice shall only be effective on the day following five clear Business Days after the notification has been received or such later date as may be specified in the notice). Any notice given under this Agreement shall, in the absence of earlier receipt, be deemed to have been duly given as follows: (a) if delivered personally, on delivery; (b) if sent by first class post, two clear Business Days after the date of posting; and (c) if sent by facsimile, when despatched. Any notice given under this Agreement outside Working Hours in the place to which it is addressed shall be deemed not to have been given until the start of the next period of Working Hours in such place.
if to the Purchaser, to the address for notices to the Purchaser under the Purchase Agreement.

if to an Investor, to the address for notices to such Investor under the Purchase Agreement.
          3.2. Governing Law; Venue.
               (a) This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of law).
               (b) Any legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced in any state or federal court located in the County of Santa Clara, State of California. Each Party:
     (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of Santa Clara, State of California (and each appellate court located in the State of California) in connection with any such legal proceeding;
     (ii) agrees that each state and federal court located in the County of Santa Clara, State of California shall be deemed to be a convenient forum; and
     (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of Santa Clara, State of California, any claim that such Party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such legal proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.
          3.3. Successors and Assigns. Subject to Section 1.4: (a) the Purchaser may not assign any of its rights or delegate any of its obligations under this Agreement (whether voluntarily, involuntarily, by way of merger or otherwise) to any other Person without the prior written consent of Investors holding at least a majority of the Registrable Shares at the time of such requested assignment or delegation; (b) except as set forth in Section 1.4, no Investor may assign any of its rights or delegate any of its obligations under this Agreement (whether voluntarily, involuntarily, by way of merger or otherwise) to any other Person without the prior written consent of the Purchaser.
          3.4. Parties in Interest. None of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the Parties and their respective successors and assigns (if any) and, with respect to Section 1.5, the indemnified persons described therein.
          3.5. Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.
          3.6. Entire Agreement. This Agreement and the other agreements referred to herein constitute the whole and only agreement among the Parties relating to the matters provided for herein. In entering into this Agreement, the Parties acknowledge that they are not relying upon any pre-contractual statement that is not expressly set out herein.
          3.7. Waiver. Except as otherwise expressly provided in this Agreement, no delay or omission by any Party in exercising any right, power or remedy provided by law or under this Agreement or any other documents referred to in it shall: (a) affect that right, power or remedy; or (b) operate as a waiver thereof. Except as otherwise expressly provided in this Agreement, the single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.
          3.8. Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered by the Purchaser and Investors holding at least a majority of the Registrable Shares at the time of the amendment, modification, alteration or supplement (it being understood that upon such execution and delivery, such amendment, modification, alteration or supplement shall be binding on all Investors).
          3.9. Counterparts and Exchanges by Electronic Transmission or Facsimile. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. The delivery of this Agreement by facsimile or by electronic delivery in Portable Document Format (“pdf”) format shall be sufficient to bind each Party to the terms and conditions of this Agreement.
          3.10. Effective Date. This Agreement shall become effective upon the consummation of the share purchase contemplated by the Purchase Agreement (it being understood that if the Purchase Agreement is terminated, this Agreement shall have no further force or effect).
          3.11. Construction.
               (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.
               (b) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
               (c) Unless the context otherwise requires, references in this Agreement to “Sections,” “Schedules” and “Exhibits” are intended to refer to Sections of and Schedules and Exhibits to this Agreement.
               (d) The bold-faced headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
[Signatures on next page]

     In Witness Whereof, the Parties have caused this Agreement to be executed and delivered as of September 11, 2005.

eBay Inc., a Delaware corporation
By:	/s/ Margaret C. Whitman

Signature Page to Registration Rights Agreement

     The Parties have caused this Agreement to be executed as of September 11, 2005.

Investors

/s/ [Investor signatures]

Signature Page to Registration Rights Agreement

Exhibit A
Certain Definitions
     “Business Day” means a day (other than a Saturday or a Sunday) on which banks are open for business in London and Luxembourg.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as the same are in effect from time to time.
     “Person” means any individual, firm, corporation, trust, company, government, state or agency of a state or any joint venture, association or partnership (whether or not having separate legal personality).
     “Purchaser Common Stock” means the common stock of the Purchaser, $0.001 par value per share.
     “SEC” means the United States Securities and Exchange Commission.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as the same are in effect from time to time.
     “Registrable Shares” means the shares of Purchaser Common Stock being issued to the Investors pursuant to the Purchase Agreement, together with any other securities of the Purchaser issued or issuable as a result of or in connection with any stock dividend, stock split, or reverse stock split, reclassification, merger, consolidation, or similar transaction in respect of such shares; provided, however, that: Registrable Shares shall cease to be Registrable Shares when: (i) a registration statement covering such Registrable Shares shall have become effective under the Securities Act, and such Registrable Shares shall have been disposed of in accordance with the Registration Statement; or (ii) one year after the date of this Agreement.
     “Working Hours” means 9.30 a.m. to 5.30 p.m. on a Business Day.

Exhibit B
Certificate of Subsequent Sale
RE:	Sale of Shares of Common Stock of eBay Inc. (the “Purchaser”) pursuant to the Prospectus dated , ___and Prospectus Supplement dated ___ (collectively, the “Prospectus”)
Dear Sir/Madam:
     The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Purchaser included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.
Selling Stockholder (the beneficial owner):
Record Holder (e.g., if held in name of nominee):
Restricted Stock Certificate No.(s):
Number of Shares Sold:
Date of Sale:
     In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder.

Very truly yours,

Dated:	By:

Print Name:

Title:

cc: